Other Current Assets	12 Months Ended
Dec. 31, 2011
Other Current Assets
Other Current Assets

7.    Other Current Assets

        Other current assets consisted of the following at December 31 (in thousands):

	2011	2010
Insurance claims	$4,692	$4,537
Advances to suppliers and other assets	3,526	2,991

Total	$8,218	$7,528

        Insurance claims, net of applicable deductibles arising from hull and machinery damage or other insured risks, are expected to be fully collected.